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                                                                   Exhibit 10.28


                                     dELiA*s
                                435 Hudson Street
                               New York, NY 10014


                                                     October 18, 1999


Mr. Christopher C. Edgar
dELiA*s
435 Hudson Street
New York, NY 10014


Re:      SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


Dear Mr. Edgar:

         This letter, when countersigned by you, shall constitute the Second Amendment to the Employment Agreement between you and dELiA*s Inc., dated as of November 22, 1996. Section 3(a) of the Employment Agreement is hereby amended by deleting the amount "$150,000" and replacing it with "$200,000." In all other respects, the Employment Agreement shall continue in full force and effect without modification.

         If you are in agreement with the foregoing, please countersign below in the space indicated.


                                   Sincerely,

                                   dELiA*s Inc.

                                   By:     /s/  TIMOTHY B. SCHMIDT
                                        ----------------------------
                                               Timothy B. Schmidt
                                               Senior Vice President


ACKNOWLEDGED AND AGREED:


 /s/  CHRISTOPHER C. EDGAR
----------------------------
CHRISTOPHER C. EDGAR